                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              ____________________


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 23, 1996
                                                           -------------



                                Marcam Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Massachusetts                   0-18674             04-2711580
- --------------------------------------------------------------------------------
    (State or other jurisdiction of      (Commission           (IRS Employer
   incorporation or organization)        File Number)        Identification No.)


                 95 Wells Avenue, Newton, Massachusetts 02159
                 --------------------------------------------
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (617) 965-0220
                                                           --------------

Item 5.  Other Events.
         ------------

          Pursuant to the terms of a Convertible Preferred Stock and Warrant Purchase Agreement, dated as of July 19, 1996 (the "Agreement"), by and among
                                                    ---------
Marcam Corporation (the "Company"), General Atlantic Partners 32, L.P. ("GAP
                         -------                                         ---
32") and GAP Coinvestment Partners, L.P. ("GAP Coinvestment" and, together with
- --                                         ----------------
GAP 32, the "Purchasers"), the Company issued and sold an aggregate of 100,000
             ----------
shares of Series E Convertible Preferred Stock, par value $1.00 per share

("Series E Convertible Preferred Stock"), of the Company to the Purchasers for
- --------------------------------------
an aggregate purchase price of $9,500,000 and warrants (the "Warrants") to purchase an aggregate of 1,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"), of the Company for an aggregate purchase price of $500,000. Each share of Series E Convertible Preferred Stock is convertible at any time into 10 shares of Common Stock of the Company, subject to adjustment on the event of a subdivision or combination of the Common Stock or certain reorganizations or reclassifications of the capital stock of the Company. The Warrants are exercisable at any time during the period commencing on July 23, 1996 and ending on July 23, 2003, at an exercise price of $15.36 per share of Common Stock. In lieu of payment of the exercise price, a holder of a Warrant may have its Warrant converted, in whole or in part, into that number of shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate current market price of the shares of Common Stock issuable upon exercise of the Warrant less the aggregate exercise price of the Warrant by (ii) the current market price of one share of Common Stock.

          The holders of the Series E Convertible Preferred Stock are generally entitled to vote on an as converted basis with all other classes and series of stock of the Company as a single class on all actions to be taken by the shareholders of the Company. Without the approval of the holders of at least a majority of the then outstanding shares of Series E Convertible Preferred Stock voting separately as a class, however, the Company may not amend its articles of organization to adversely affect the rights of the holders of the Series E Convertible Preferred Stock or issue any additional class or series of capital stock unless the same ranks junior to the Series E Convertible Preferred Stock as to liquidation preference. Further, if GAP 32 and GAP Coinvestment (together with their affiliates) own (i) less than a majority of the outstanding shares of Series D Convertible Preferred Stock, $1.00 par value per share ("Series D Convertible Preferred Stock"), (ii) at least a majority of the outstanding shares of Series E Convertible Preferred Stock and (iii) in the aggregate shares of Common Stock and/or Series D Convertible Preferred Stock and/or Series E Convertible Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the holders of the Series E Convertible Preferred Stock, voting as a separate series, are entitled to elect one director of the Company.

          Pursuant to a Convertible Preferred Stock Purchase Agreement dated as of September 20, 1995 (the "Series D Agreement") among the Company, General Atlantic Partners 21, L.P. ("GAP 21"), GAP Coinvestment and The Northwestern Mutual Life Insurance Company ("Northwestern"), as long as GAP 21 and GAP Coinvestment (together with their affiliates) own in the aggregate shares of Common Stock and/or Series D Convertible Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, GAP 21 is entitled to designate one person for election as a director of the Company. The person designated by GAP 21 may be elected by the holders of the Series D Convertible Preferred Stock voting as a separate series if, in addition to meeting the 10% voting stock ownership requirement specified above, GAP 21, GAP Coinvestment and any of their affiliates own in the aggregate at least a majority of the outstanding shares of Series D Convertible Preferred Stock. William E. Ford, a general partner of General Atlantic Partners, LLC ("GAP, LLC"), the general partner of both GAP 21 and GAP 32, has been elected to the Company's Board of Directors as GAP 21's designee. Separately, William O. Grabe, a general partner of GAP, LLC, was also elected by the Company's Board of Directors on October 4, 1995. Because GAP Coinvestment and GAP 21, an affiliate of GAP 32, currently own a majority of the Series D Convertible Preferred Stock and meet the 10% outstanding voting stock requirement referred to above, holders of the Series D Convertible Preferred Stock have a right to elect a director as a separate series, while holders of the Series E Convertible Preferred Stock do not. The holders of the Series E Convertible Preferred Stock are entitled to vote together with all other classes of stock of the Company as a single class with respect to the election of all the other directors of the Company.

          The holders of the Series E Convertible Preferred Stock are entitled to receive dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series E Convertible Preferred Stock as being equal to the number of shares of Common Stock into which each share of Series E Convertible Preferred Stock is then convertible).

          If, at any time after July 23, 1999, for a period of not less than thirty (30) consecutive trading days, the market value of shares of Common Stock on the principal securities exchange or market on which such shares are then traded exceeds $40.00 per share, then the Company may elect that all the then outstanding shares of Series E Convertible Preferred Stock be mandatorily converted into shares of Common Stock.

          The holders of the Series E Convertible Preferred Stock and the Warrants have been granted certain registration rights in connection with the transaction, including certain demand registration rights which are exercisable only on or after July 23, 1998. In addition, the Agreement provides that GAP 32 and its affiliates will be bound by Article 9 of the Series D Agreement, which
Article 9 prohibits GAP 21, GAP Coinvestment or any of their respective affiliates from acquiring voting securities of the Company in excess of 25% of the total voting power of the Company or otherwise to act, directly or indirectly, to seek to control the management, Board of Directors or policies or affairs of the Company. The Company has also agreed to indemnify the Purchasers from and against losses arising out of or relating to any breach of any representation, warranty, covenant or agreement by the Company in the Agreement, the Company's Certificate of Vote of Directors Establishing a Series of a Class of Stock for the Series E Convertible Preferred Stock, as filed with the Secretary of State of the Commonwealth of Massachusetts (the "Certificate of Designation"), or the Amended and

Restated Registration Rights Agreement dated as of July 23, 1996 among the Company, the Purchasers, GAP 21 and Northwestern (the "Registration Rights Agreement").

          The terms of, and the consideration paid in, this transaction were the result of arm's-length negotiations among the Company and GAP 32 and GAP Coinvestment. A copy of the Agreement and the Registration Rights Agreement entered into in connection with the Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by this reference. In addition, the Certificate of Designation is filed as Exhibit 4 to this report and is incorporated herein by this reference.

Item 7.  Exhibits.
         --------

   (c)  Exhibits.
        --------

Exhibit No.  Description
- -----------  -----------

 4 Certificate of Vote of Directors Establishing a Series of a Class of Stock for the Series E Convertible Preferred Stock of Marcam Corporation

10.1 Convertible Preferred Stock and Warrant Purchase Agreement, dated as of July 19, 1996 among Marcam Corporation, General Atlantic Partners 32, L.P. and GAP Coinvestment Partners, L.P., including the form of Marcam Corporation Common Stock Purchase Warrant, the form of Certificate of Vote of Directors Establishing a Series of a Class of Stock for the Series E Convertible Preferred Stock of Marcam Corporation, the form of Amended and Restated Registration Rights Agreement and the form of legal opinion of Testa, Hurwitz & Thibeault, LLP

10.2 Amended and Restated Registration Rights Agreement, dated as of July 23, 1996 by and among Marcam Corporation, General Atlantic Partners 21, L.P., General Atlantic Partners 32, L.P., GAP Coinvestment Partners, L.P. and The Northwestern Mutual Life Insurance Company

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 30, 1996                         MARCAM CORPORATION



                                             By: /s/ George A. Chamberlain, 3d
                                                 -----------------------------
                                                 George A. Chamberlain, 3d
                                                 Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------



Exhibit
Number   Description
- ------   -----------

4        Certificate of Vote of Directors Establishing a Series
         of a Class of Stock for the Series E Convertible
         Preferred Stock of Marcam Corporation.................

10.1 Convertible Preferred Stock and Warrant Purchase Agreement dated July 19, 1996 among Marcam Corporation, General Atlantic Partners 32, L.P. and GAP Coinvestment Partners, L.P, including the form of Marcam Corporation Common Stock Purchase
         Warrant, the form of Certificate of Vote of Directors Establishing a Series of a Class of Stock for the Series E Convertible Preferred Stock of Marcam Corporation, the form of Amended and Restated Registration Rights Agreement and the form of legal opinion of Testa, Hurwitz & Thibeault, LLP............

10.2     Amended and Restated Registration Rights
         Agreement dated July 23, 1996 by and among
         Marcam Corporation, General Atlantic Partners 21,
         L.P., General Atlantic Partners 32, L.P., GAP
         Coinvestment Partners, L.P. and The Northwestern
         Mutual Life Insurance Company.........................